UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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TWENTY-FIRST CENTURY FOX, INC.
(Name of Registrant as Specified In Its Charter)

COMCAST CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 13, 2018, Comcast released the following communication.

COMCASTNOW/NBCUNOW ARTICLE FOR June 13, 2018

Headline: Comcast Announces Proposal for 21st Century Fox Businesses

Today, we made an all-cash proposal to acquire some of Twenty-First Century Fox’s businesses, including Sky (Fox owns a 39% stake in Sky); STAR India; Fox International; certain Fox domestic cable networks (e.g., National Geographic and FX); Fox studios (20th Century Fox, Fox Searchlight); and Fox’s 30% stake in Hulu.

When these assets became available late last year, they gave us a rare opportunity to acquire the kinds of exciting properties that don’t come around very often.  Our offer for them presents a chance to add complementary and well-performing assets alongside our existing NBCUniversal portfolio and to lay the foundation for new international growth for our company in distribution and in content as 70% of the revenues of these assets are outside of the U.S.

We believe we would be a great home for these businesses.  We have a proven track record of integrating, investing in, and growing cable and content companies.  We use our innovative technology and platforms to make content widely available to consumers across devices in our footprint, and we support and invest in the incredible talent and creative, award-winning content of our NBCUniversal businesses.

It is important to know that our offer is not for the entirety of Twenty-First Century Fox. It does not include the Fox News Channel, Fox Business Network, Fox Broadcasting Company, the national Fox Sports networks (FS1 and FS2), and certain other assets.  Separately, we remain committed to our previously announced acquisition of Sky and intend to pursue that offer in parallel with our acquisition of the Fox businesses.

There will be a number of steps to move our offer for the Twenty-First Century Fox assets forward and lots of press coverage and speculation.  As you know, Disney is also actively engaged in negotiations for the same assets.

We will keep you updated as things progress should our proposal be accepted.  In the meantime, I encourage you to learn more on www.comcastcorporation.com.

Thanks, as always, for everything you do for our company.

Brian Roberts

Chairman & CEO, Comcast Corporation

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.  The forward-looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts.  Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved.  Although Comcast believes that the expectations reflected in such forward-looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future.  There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”).  The forward-looking statements contained in this press release should be construed in the light of such factors.  Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this press release will actually occur.  You are cautioned not to place undue reliance on these forward-looking statements.  Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This document does not constitute an offer to buy or solicitation of an offer to sell any securities.  This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF.  Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”).  As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals.  INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https://www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322-2885 or comcast@mackenziepartners.com.

Participants in the Solicitation

Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals.  Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders.  Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.